SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 25, 2001



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                          333-60164                    41-1955181

(State or other                (Commission File Number)     (I.R.S. Employee
jurisdiction of incorporation)                              Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 832-7000

Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the July, 2001 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.




Master Serviced by Residential Funding Corporation

2000-HL1    RAMP
2000-RS1    RAMP
2000-RS2    RAMP
2000-RS3    RAMP
2000-RS4    RAMP
2000-RZ1    RAMP
2000-RZ2    RAMP
2001-RM1    RAMP
2001-RS1    RAMP
2001-RS2    RAMP
2001-RZ1    RAMP
2001-RZ2    RAMP





Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  July 25, 2001